UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 22, 2016

J.W. Mays, Inc.
(Exact name of registrant as specified in its charter)

New York	1-3647	11-1059070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Bond Street, Brooklyn, New York	11201-5805
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(718) 624-7400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report contains 2 pages.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders was held on November 22, 2016.

(b)	The shareholders elected all of the Company’s nominees for directors and ratified the appointment of D’Arcangelo & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2017.

A.	Fixing Number of Directors at six:
	For:	1,861,676
	Against:	21,119
	Abstain:	694
	Non-Votes:	0

B.	Election of Directors:
	Name		Shares For	Shares Withheld	Non-Votes
	Robert L. Ecker		1,242,085	34,269	607,135
	Mark S. Greenblatt		1,241,606	34,748	607,135
	John J. Pearl		1,242,114	34,240	607,135
	Dean L. Ryder		1,242,099	34,255	607,135
	Jack Schwartz		1,241,603	34,751	607,135
	Lloyd J. Shulman		1,242,035	34,319	607,135

C.	Ratification of D’Arcangelo & Co., LLP:
	For:	1,880,911
	Against:	1,879
	Abstain:	699
	Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. W. MAYS, INC.
(Registrant)

Dated: November 23, 2016	By: Mark Greenblatt
Mark Greenblatt
Vice President
Principal Financial Officer